Revenue	12 Months Ended
Dec. 31, 2019
Revenue from Contract with Customer [Abstract]
Revenue	Revenue

The Partnership’s primary source of revenue is chartering its vessels to customers. The Partnership utilizes three primary forms of contracts, consisting of time-charter contracts, voyage charter contracts and bareboat charter contracts.

Time Charters

Pursuant to a time-charter contract, the Partnership charters a vessel to a customer for a fixed period of time, generally one year or more. The performance obligations of a time-charter contract, which include the lease of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of such contract, as measured using the time that has elapsed from commencement of performance. In addition, any expenses unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions, are the responsibility of the customer, as long as the vessel is not off-hire. Hire is based on a fixed daily hire amount and is typically invoiced monthly in advance for time-charter contracts. However, certain sources of variability exist, including penalties, such as those that relate to periods the vessels are off-hire and where minimum speed and performance metrics are not met. In addition, certain time-charter contracts contain provisions allowing the Partnership to be compensated for increases in the Partnership's costs during the term of the charter. Such provisions may be in the form of annual hire rate adjustments for changes in inflation indices or interest rates or in the form of cost reimbursements for vessel operating expenditures or dry-docking expenditures. Finally, in a small number of charters, the Partnership may earn a profit share consideration, which occurs when actual spot tanker rates earned by the vessel exceed certain thresholds for a period of time. The Partnership does not engage in any specific tactics to minimize residual value risk.

As at December 31, 2019, a substantial majority of the Partnership’s consolidated vessels operated under time-charter contracts with the Partnership’s customers. Such contracts are scheduled to expire between 2020 and 2040. The time-charter contracts for many of the Partnership's LNG carriers have options whereby the charterer can extend the contract for periods up to a total extension between three and 15 years. In addition, each of the Partnership's time-charter contracts are subject to certain termination and purchase provisions. As at December 31, 2019, the Partnership had $24.9 million of advanced payments recognized as contract liabilities (December 31, 2018 – $26.4 million) which are expected to be recognized as voyage revenues in 2020 and are included in unearned revenue on the Partnership's consolidated balance sheets. The Partnership recognized $26.4 million and $22.2 million of revenue for the years ended December 31, 2019 and 2018, respectively, that was recognized as a contract liability at the beginning of those years.

Voyage Charters

Voyage charters are charters for a specific voyage that are usually priced on a current or “spot” market rate. The performance obligations of a voyage charter contract, which typically include the lease of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of the voyage, as measured using the time that has elapsed from commencement of performance. In addition, any expenses that are unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions, are the responsibility of the vessel owner. The Partnership’s voyage charters will normally contain a lease; however, judgment is necessary to determine this based upon the decision-making rights of the charterer under the contract. Consideration for such contracts is generally fixed, although certain sources of variability exist - for example, delays caused by the charterer result in additional consideration. Payment for the voyage is not due until the voyage is completed. The duration of a single voyage is typically less than three months. The Partnership does not engage in any specific tactics to minimize residual value risk due to the short-term nature of the contracts.

Bareboat Charters

Pursuant to a bareboat charter, the Partnership charters a vessel to a customer for a fixed period of time, generally one year or more, at rates that are generally fixed. However, the customer is responsible for operation and maintenance of the vessel with its own crew as well as any expenses that are unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. If the vessel goes off-hire due to a mechanical issue or any other reason, the monthly hire received by the Partnership is normally not impacted. The performance obligations of a bareboat charter, which include the lease of the vessel to the charterer, are satisfied over the duration of such contract, as measured using the time elapsed from commencement of the lease. Hire is typically invoiced monthly in advance for bareboat charters, based on a fixed daily hire amount.

Revenue Table
The following tables contain the Partnership's revenue for the year ended December 31, 2019, 2018 and 2017, by contract type and by segment.

	Year Ended December 31, 2019
	Liquefied Natural Gas Segment $	Liquefied Petroleum Gas Segment $	Conventional Tanker Segment $	Total $
Time charters	530,434	2,860	6,742	540,036
Voyage charters	—	36,351	—	36,351
Bareboat charters	18,387	—	—	18,387
Management fees and other income	6,482	—	—	6,482
	555,303	39,211	6,742	601,256

	Year Ended December 31, 2018
	Liquefied Natural Gas Segment $	Liquefied Petroleum Gas Segment $	Conventional Tanker Segment $	Total $
Time charters	420,262	—	17,405	437,667
Voyage charters	—	23,922	14,591	38,513
Bareboat charters	23,820	—	—	23,820
Management fees and other income	10,435	—	327	10,762
	454,517	23,922	32,323	510,762

	Year Ended December 31, 2017
	Liquefied Natural Gas Segment $	Liquefied Petroleum Gas Segment $	Conventional Tanker Segment $	Total $
Time charters	332,751	—	39,171	371,922
Voyage charters	—	2,285	6,709	8,994
Bareboat charters	22,574	17,484	—	40,058
Management fees and other income	10,589	—	1,113	11,702
	365,914	19,769	46,993	432,676
The following table contains the Partnership’s total revenue for the years ended December 31, 2019, 2018 and 2017, by contracts or components of contracts accounted for as leases and those not accounted for as leases:

	Year Ended December 31, 2019 $	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $
Lease revenue
Lease revenue from lease payments of operating leases	516,772	440,963	351,119
Interest income on lease receivables	51,676	41,963	49,275
Variable lease payments – cost reimbursements(1)	4,635	—	—
Variable lease payments – other(2)	—	(1,480)	(648)
	573,083	481,446	399,746
Non-lease revenue
Non-lease revenue – related to sales-type or direct financing leases	21,691	18,554	21,228
Management fees and other income	6,482	10,762	11,702
	28,173	29,316	32,930
Total	601,256	510,762	432,676

(1)
Reimbursements for vessel operating expenditures and dry-docking expenditures received from the Partnership's customers relating to such costs incurred by the Partnership to operate the vessel for the customer pursuant to charters accounted for as operating leases.

(2)	Payments to charterer from time-charter contracts based on the base daily hire amount being in excess of spot market rates.

Net Investments in Direct Financing and Sales-Type Leases

The two LNG carriers owned by Teekay BLT Corporation (or the Tangguh Joint Venture), in which the Partnership has a 70% ownership interest and which the Partnership consolidates, commenced their time-charter contracts with their charterers in 2009. Both time-charter contracts are accounted for as direct financing leases with 20-year terms. In addition, the 21-year charter contract for the Bahrain Spirit floating storage unit (or FSU) commenced in September 2018 and is accounted for as a direct finance lease.

In 2013, the Partnership acquired two 155,900-cubic meter LNG carriers, the WilPride and WilForce from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on five- and four-year fixed-rate bareboat charter contracts (plus a one-year extension option), respectively, with Awilco holding fixed-price purchase obligations at the end of the charter. The bareboat charters with Awilco were accounted for as direct financing leases. In June 2017, the Partnership agreed to amend the charter contracts with Awilco to defer a portion of charter hire fees and extend the bareboat charter contracts and related purchase obligations on both vessels to December 31, 2019. The amendments had the effect of deferring charter hire fees of between $10,600 per day and $20,600 per day per vessel from July 1, 2017 until December 31, 2019 with such deferred amounts added to the purchase obligation amounts. As a result of the contract amendments, both of the charter contracts with Awilco were reclassified as operating leases upon the expiry of its original contract terms in November 2017 and August 2018. In September 2019, Awilco exercised its option to extend both charters from December 31, 2019 by up to 60 days with the ownership of both vessels transferring to Awilco at the end of this extension. In addition, in October 2019, Awilco obtained credit approval for a financing facility that would provide the funds necessary for Awilco to fulfill its purchase obligation of the two LNG carriers. As a result, both vessels were derecognized and sales-type lease receivables were recognized based on the remaining amounts owing to the Partnership, including the purchase obligations. The Partnership recognized a gain of $14.3 million upon derecognition of the vessels for the year ended December 31, 2019, which was included in gain (loss) on sales of vessels and write-down of goodwill and vessels in the Partnership's consolidated statements of income. Awilco purchased both vessels in January 2020 (see Note 20a).

The following table lists the components of the net investments in direct financing and sales-type leases:

	December 31, 2019 $	December 31, 2018 $
Total lease payments to be received	1,115,968	897,130
Estimated unguaranteed residual value of leased properties	284,277	291,098
Initial direct costs	296	329
Less unearned revenue	(581,732)	(613,394)
Total net investments in direct financing and sales-type leases	818,809	575,163
Less current portion	(273,986)	(12,635)
Net investments in direct financing and sales-type leases	544,823	562,528

As at December 31, 2019, estimated lease payments to be received by the Partnership related to its direct financing and sales-type leases in each of the next five succeeding fiscal years were approximately $324.7 million (2020), $64.2 million (2021), $64.2 million (2022), $64.0 million (2023), $64.3 million (2024) and an aggregate of $534.6 million thereafter. The leases are scheduled to end between 2020 and 2039.
As at December 31, 2018, estimated minimum lease payments to be received by the Partnership related to its direct financing leases in each of the next five years were approximately $63.9 million (2019), $64.3 million (2020), $64.2 million (2021), $64.2 million (2022), $64.0 million (2023) and an aggregate of $576.5 million thereafter.
Operating Leases
As at December 31, 2019, the minimum scheduled future rentals to be received by the Partnership in each of the next five years for the lease and non-lease elements related to charters that were accounted for as operating leases were approximately $514.9 million (2020), $475.8 million (2021), $371.7 million (2022), $307.0 million (2023), and $250.8 million (2024). Minimum scheduled future rentals on operating lease contracts do not include rentals from vessels in the Partnership's equity-accounted joint ventures, rentals from unexercised option periods of contracts that existed on December 31, 2019, variable or contingent rentals, or rentals from contracts which were entered into or commenced after December 31, 2019. Therefore, the minimum scheduled future rentals on operating leases should not be construed to reflect total charter hire revenues for any of these five years.
As at December 31, 2018, the minimum scheduled future rentals to be received by the Partnership in each of the next five years for the lease and non-lease elements related to charters that were accounted for as operating leases were approximately $482.7 million (2019), $438.2 million (2020), $398.3 million (2021), $321.9 million (2022), and $278.1 million (2023). Minimum scheduled future rentals on operating lease contracts do not include rentals from vessels in the Partnership’s equity-accounted joint ventures, rentals from unexercised option periods of contracts that existed on December 31, 2018 variable or contingent rentals, or rentals from contracts which were entered into or commenced after December 31, 2018. Therefore, the minimum scheduled future rentals on operating leases should not be construed to reflect total charter hire revenues for any of these five years.
The carrying amount of the Partnership's vessels which are employed on these charter contracts as at December 31, 2019, was $2.9 billion (December 31, 2018 – $3.1 billion). The cost and accumulated depreciation of these vessels employed on these charter contracts as at December 31, 2019 were $3.6 billion (December 31, 2018 – $3.8 billion) and $777.9 million (December 31, 2018 – $698.5 million), respectively.